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                                                                     EXHIBIT 4.6
                                                    [FRONT OF STOCK CERTIFICATE]

                            [FedEx Corporation Logo]
                                                                    COMMON STOCK
                                                                  PAR VALUE $.10

NUMBER                                                              SHARES

FEDEX CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN CHICAGO OR IN THE CITY OF NEW YORK

                                                               CUSIP 31428X 10 6
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

This is to Certify that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF FedEx Corporation, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

[FEDEX CORPORATION CORPORATE SEAL]

/s/ Frederick W. Smith
CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER

/s/ Kenneth R. Masterson
SECRETARY

COUNTERSIGNED AND REGISTERED:
EquiServe Trust Company, N.A.
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED OFFICER

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                                                  [REVERSE OF STOCK CERTIFICATE]

                                FEDEX CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE CORPORATION OR TO THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT -- __________ Custodian ____________ under Uniform Gifts to
Minors Act _________    (Cust)              (Minor)
           (State)

     Additional abbreviations may also be used though not in the above list.

    For value received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________
__________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, _______________________

                                             -----------------------------------
                                             NOTICE: THE SIGNATURE TO THIS
                                             ASSIGNMENT MUST CORRESPOND WITH THE
                                             NAME AS WRITTEN UPON THE FACE OF
                                             THIS CERTIFICATE IN EVERY
                                             PARTICULAR WITHOUT ALTERATION OR
                                             ENLARGEMENT OR ANY CHANGE WHATEVER.

                                             THE SIGNATURE(S) SHOULD BE
                                             GUARANTEED BY AN "ELIGIBLE
                                             GUARANTOR INSTITUTION" (WITH
                                             MEMBERSHIP IN AN APPROVED SIGNATURE
                                             GUARANTEE MEDALLION PROGRAM),
                                             PURSUANT TO RULE 17Ad-15 UNDER THE
                                             SECURITIES EXCHANGE ACT OF 1934, AS
                                             AMENDED.

                                             SIGNATURE(S) GUARANTEED BY: